77O.   Transactions effected pursuant to Rule 10f-3


-Affiliated Underwriting Syndicate Transactions (Rule 10f-3)
PIMCO Funds: Pacific Investment Management Series - PIMS and Private Account Portfolio Series - PAPS
TRANSACTIONS: April 1, 2002 - September 30, 2002


Fund
Description
Trade Date
Broker
Syndicate Members
% of Issuance
Purchased Price


PIMS Total Return Fund
AOL Time Warner Inc NT
04/03/2002
Broker:
Morgan St Dean Witter
Syndicate Members:
Fleet
Banc of America
JP Morgan
Morgan Stanley
Salomon Smith Barney
ABN Amro
Bear Stearns & Co
BNP Paribas
Commerzbank
Captial Markets
Credit Suisse First Boston
Dresdner Kleinwort Benson
1.03%
99.0500


PIMS Total Return Fund (Continued)
AOL Time Warner Inc NT
04/03/2002
Broker:
Morgan St Dean Witter
Syndicate Members:
Fleet
Salomon Smith Barney
Banc of America
Banc One Capital Markets
ABN Amro
Comerica
Credit Lyonnais
Credit Suisse First Boston
PNC Captial Markets
2.50%
99.0500


PIMS Investment Grade Corp. Bond Fund
Pulte Homes Inc
06/07/2002
Broker:
Salomon Smith Barney
Syndicate Members:
Suntrust Robinson Humphrey
Lehman Brothers
ABN Amro
Banc One Capital Markets
Credit Lyonnais
1.00%
99.5650


PIMS Investment Grade Corp. Bond Fund (Continued)
AOL Time Warner Inc NT
04/03/2002
Broker:
Morgan St Dean Witter
Syndicate Member:
Fleet
0.01%
99.0500


PIMS High Yield Fund
Tesoro Escrow Corp
04/03/2002
Broker:
Lehman Brothers
Syndicate Members:
Scotia Capital Inc
Lehman Brothers
Deutsche Bank
JP Morgan
SG Cowen
Banc of America
Credit Lyonnais
Fleet
Bear Stearns and Co. Inc.
BMO Nexbitt Burns Inc.
3.44%
100.0000


PIMS High Yield Fund (Continued)
Starwood Htls Resorts
04/11/2002
Broker:
Lehman Brothers
Syndicate Members:
Scotia Capital Inc.
Merril Lynch & Co.
UBS Warburg
Banc of America
CIBC World Markets
Credit Lyonnais
JP Morgan
1.46%
99.4830


PIMS High Yield Fund (Continued)
Ventas Realty LP/CAP
04/12/2002
Broker:
UBS Warburg
Syndicate Members:
US Bancorp Piper Jaffrey
BMO Nesbitt Burns Inc.
Deutsche Bank Sec. Inc.
BNY Capital Markets
Credit Lyonnais
Fleet
Salomon Smith Barney
8.66%
100.0000


PIMS High Yield Fund (Continued)
Vintage Petroleum
04/25/2002
Broker:
Salomon Smith Barney
Syndicate Members:
Societe Generale
Credit Suisse First Boston Corp.
Wachovia
Banc One Capital Markets
BMO Nesbitt Burns Inc.
BNY Capital Markets
Credit Lyonnais
7.94%
100.0000


PIMS High Yield Fund (Continued)
JLG Industries Inc
06/12/2002
Broker:
Wachovia Securities, Inc.
Syndicate Members:
JP Morgan
Banc of America
JP Morgan
Morgan Stanley
Salomon Smith Barney
ABN Amro
Bear Stearns & Co.
BNP Paribas
Commerzbank Capital Markets
Credit Suisse First Boston
Dresdner Kleinwort Benson
1.14%
100.0000


PAPS High Yield Portfolio
Tesoro Escrow Corp
04/03/02
Broker:
Lehman Brothers
Syndicate Members:
Scotia Capital Inc
Lehman Brothers
Deutsche Bank
JP Morgan
SG Cowen
Banc of America
Credit Lyonnais
Fleet
Bear Stearns & Co, Inc.
BMO Nexbitt Burns Inc
0.27%
100.0000


PAPS High Yield Portfolio (Continued)
Starwood Htls Resorts
04/11/02
Broker:
Lehman Brothers
Syndicate Members:
Scotia Capital Inc.
Merril Lynch & Co.
UBS Warburg
Banc of America
CIBC World Markets
Credit Lyonnais
JP Morgan
0.19%
99.4830


PAPS High Yield Portfolio (Continued)
Ventas Realty LP/CAP
04/12/02
Broker:
UBS Warburg
Syndicate Members:
LUS Bancorp Piper Jaffrey
BMO Nesbitt Burns Inc.
Deutsche Bank Sec. Inc.
BNY Capital Markets
Credit Lyonnais
Fleet
Salomon Smith Barney
1.14%
100.0000


PAPS High Yield Portfolio (Continued)
Vintage Petroleum
04/25/02
Broker:
Salomon Smith Barney
Syndicate Member:
Societe Generale
0.77%
100.0000





PIMS Investment Grade Corp. Bond Fund
Ust Inc NT 144A
07/10/2002
Boroker:
Goldman Sachs & Co.
Syndicate Members:
Goldman Sachs & Co.
Morgan Stanley
Credit Lyonnais (US)
PNC Bank
Scotia Capital Inc.
US Bancorp Piper Jaffray
0.02%
99.5320


PIMS Investment Grade Corp. Bond Fund (Continued)
Florida Gas Trans 144A
07/12/2002
Broker:
Wachovia Securities Inc.
Syndicate Members:
Credit Lyonnais Securities (USA)
Goldman Sachs & Co.
Schroder Salomon Smith Barney
Banca IMI
Barclays Bank PLC
CDC Ixis Capital Markets
Credit Suisse First Boston
Deutsche Bank AG
Dresdner Bank AG
Hypovereinsbank
ING
Merrill Lynch & Co.
UBS AG
0.04%
99.8550


PIMS Global Bond Fund
Fed Home Ln Mtg Gbl Emtn
09/28/2002
Broker:
ABN Amro
Syndicate Members:
Goldman Sachs International
Schroder Salomon Smith Barney
Banca IMI
Barclays Bank PLC
BNP Paribas Group
CDC Ixis Capital Markets
Credit Suisse First Boston
Deutsche Bank AG
Dresdner Bank AG
Hypovereinsbank
ING
Merrill Lynch & Co.
UBS AG
0.04%
99.7270


PIMS Global Bond Fund
Fed Home Ln Mtg Emtn
09/28/2002
Broker:
ABN Amro
Syndicate Members:
Goldman Sachs International
Schroder Salomon Smith Barney
Banca IMI
Barclays Bank PLC
BNP Paribas Group
CDC Ixis Capital Markets
Credit Suisse First Boston
Deutsche Bank AG
Dresdner Bank AG
Hypovereinsbank
ING
Merrill Lynch & Co.
UBS AG
0.01%
99.7270



PAPS Investment Grade Corp. Portfolio
Ust Inc NT 144A
07/10/02
Broker:
Goldman Sachs & Co.
Syndicate Members:
US Bancorp Piper Jaffray
Scotia Capital Inc.
PNC Bank
Credit Lyonnais (US)
Morgan Stanley
Goldman Sachs & Co.
0.25%
99.5320


PAPS Investment Grade Corp. Portfolio (Continued)
Ust Inc NT 144A
07/10/02
Broker:
Goldman Sachs & Co.
Syndicate Members:
US Bancorp Piper Jaffray
Scotia Capital Inc.
PNC Bank
Credit Lyonnais (US)
Morgan Stanley
Goldman Sachs & Co.
4.17%
99.5320


PAPS Investment Grade Corp. Portfolio (Continued)
Florida Gas Trans 144A
07/12/02
Broker:
Wachovia Securities, Inc.
Syndicate Members:
Credit Lyonnais (US)
Wachovia Securities Inc.
0.20%
99.8550


The following conditions must be satisfied:

1. A Fund may purchase securities pursuant to Rule 10f-3 only if the securities are:

(i)	part of an issue registered under the Securities Act of 1933 as amended, (the 1933 Act) that is being offered to the public;
(ii)	municipal securities that have received an investment grade rating from at least one nationally recognized statistical rating organization;
(iii)	securities sold in a public offering of securities conducted under the laws of a country other than the United States subject to certain limitations; or
(iv)	securities sold in an offering of securities offered or sold in transactions exempt from registration under section 4(2) of the 1933 Act, or rule 144A or rules 501 to 508 under the 1933 Act to persons that the seller believes to include qualified institutional buyers.

2. The securities must be purchased prior to the end of the first day of the offering, at a price no higher than that paid by other purchasers.

3. The securities must be offered pursuant to a firm commitment underwriting agreement.

4.  The commission, spread or profit received must be reasonable and fair.


5. For securities sold in a public offering in the U.S. or another country, or sold in transactions exempt from U.S. registration, the issuer or its predecessor, must have been in continuous operation for not less than three years.

6. The amount of securities of any class of an issue to be purchased by an investment company, plus other investment companies having the same investment adviser may not exceed 25% of the offering.

7. The security may not be purchased from an officer, director, member of an advisory board, investment adviser or employee of the investment company or from a firm of which any of the foregoing is an affiliate.